Exhibit 10.36

AMENDMENT AGREEMENT

This Amendment Agreement (the “Agreement”) is made and entered into as of November 25, 2025, by and among Thunder Power Holdings Inc. (“TPEV”) and certain shareholders of Electric Power Technology Limited, a company incorporated and publicly listed in Taiwan (the “TW Company Shareholders”).

RECITALS:

WHEREAS, on December 19, 2024, TPEV and the TW Company Shareholders entered into a Share Exchange Agreement (the “SEA”), pursuant to which the TW Company Shareholders agreed to exchange their shares in TW Company for common stock of TPEV (the “Transaction”);

WHEREAS, on February 10, 2025, TPEV and the TW Company Shareholders executed Amendment No. 1 to the SEA (the “Amendment No. 1”), which updated certain terms of the SEA, including the exchange ratio and the total number of shares to be issued in connection with the Transaction;

WHEREAS, on May 14, 2025, TPEV and the TW Company Shareholders (except for two) executed Amendment No. 2 to the SEA (the “Amendment No. 2”), to agree to reduce the number of shares contemplated under the Transaction;

WHEREAS, on June 27, 2025, TPEV and the TW Company Shareholders executed Amendment No. 3 to the SEA (the “Amendment No. 3”), to rescind Amendment No. 2 in its entirety and revert to the terms set forth in Amendment No. 1;

WHEREAS, the Parties now wish to amend the SEA to extend the outside date for the Closing (as defined in the SEA).

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein and in the SEA, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendment of Closing Date

Section 1.3 of the SEA is hereby amended by deleting the phrase “but no later than October 31, 2025 (the “Closing Date”)” and replacing it in its entirety with the following:
“but no later than October 31, 2026 (the “Closing Date”)”.

2.	Continued Effectiveness of the SEA and Prior Amendments

(a)	Notwithstanding the amendment set forth herein, the Parties acknowledge and agree that the SEA, as previously amended by Amendment No. 1 and Amendment No. 3, remains in full force and effect.

(b)	The Parties shall continue to be bound by and perform in accordance with the terms and conditions of the SEA, as amended by Amendment No. 1 and Amendment No. 3.

3.	No Other Modifications

(a)	Except for the amendment set forth in Section 1 hereof, all other terms and provisions of the SEA, Amendment No. 1, and Amendment No. 3 shall remain unchanged and in full force and effect.

(b)	This Agreement does not amend, modify, or affect any other provisions of the SEA, Amendment No. 1, Amendment No. 3, or any other prior agreements or amendments to the SEA.

4.	Representations and Warranties

(a)	Each Party represents and warrants that it has the full right, power, and authority to enter into this Agreement and perform its obligations hereunder.

(b)	The execution, delivery, and performance of this Agreement have been duly authorized by all necessary corporate or organizational action.

5.	Miscellaneous

(a)	The provisions of Article IX (Miscellaneous Provisions) of the SEA are hereby incorporated by reference into this Amendment, mutatis mutandis.

(b)	Entire Agreement: This Agreement, together with the SEA, Amendment No. 1, and Amendment No. 3, constitutes the entire understanding between the Parties concerning the subject matter hereof and supersedes all prior discussions or agreements, whether written or oral, related to the extension of the Closing Date.

(c)	Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THUNDER POWER HOLDINGS, INC.

By:

Name:

Title:

TW COMPANY SHAREHOLDERS:

沈瑋 Wellen Sham

By:
Name:	沈瑋 Wellen Sham

TW COMPANY SHAREHOLDERS:

金名公司 Golden Name Investment Limited

By:

Name:

Title:

TW COMPANY SHAREHOLDERS:

祥芳國際股份有限公司Siang Fang International Co., Ltd.

By:

Name:

Title:

TW COMPANY SHAREHOLDERS:

呂采妮 Cai-Ni Lu

By:
Name:	呂采妮 Cai-Ni Lu

TW COMPANY SHAREHOLDERS:

沈阿清 A-Qing Shen

By:
Name:	沈阿清 A-Qing Shen

TW COMPANY SHAREHOLDERS:

李嘉昌 Jia-Chang Li

By:
Name:	李嘉昌 Jia-Chang Li

TW COMPANY SHAREHOLDERS:

渣打國際商業銀行營業部受託保管凱基證券亞洲有限公司投資專戶 KGI Asia Limited

By:

Name:

Title:

TW COMPANY SHAREHOLDERS:

沈周令熊 Ling Houng Sham

By:
Name:	沈周令熊 Ling Houng Sham

TW COMPANY SHAREHOLDERS:

楊文慶 Wen-Ching Yang

By:
Name:	楊文慶 Wen-Ching Yang

TW COMPANY SHAREHOLDERS:

趙元旗 Yuan-Chi Chao

By:
Name:	趙元旗 Yuan-Chi Chao

TW COMPANY SHAREHOLDERS:

立達創新投資股份有限公司 Li Da Innovation Investment Co., Ltd

By:

Name:

Title:

TW COMPANY SHAREHOLDERS:

莊子揚 Chong Tsz Yeung

By:
Name:	莊子揚 Chong Tsz Yeung

TW COMPANY SHAREHOLDERS:

林敬堯 Jing-Yao Lin

By:
Name:	林敬堯 Jing-Yao Lin